UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): March 12, 2015

AMERICAN VANGUARD CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-13795	95-2588080
(State or other jurisdiction of incorporation)	Commission File Number	(I.R.S. Employer Identification No.)

4695 MacArthur Court

Newport Beach, California 92660

(Address of principal executive offices)

Registrant’s telephone number: (949) 260-1200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

As reported in a press release dated March 16, 2015, the Board of Directors of American Vanguard Corporation, declared a cash dividend on March 12, 2015 in the amount of two cents ($0.02) per share of the company’s common stock to be distributed on April 17, 2015 to shareholders of record as of April 3, 2015.

The full text of that press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

In addition, on March 12, 2015, the Board of Directors of the corporation also resolved to set its 2015 Annual Meeting of Stockholders to take place at 11:00am PDT on Wednesday, June 3, 2015 (at a location to be specified in the proxy statement) and set the record date for such meeting to be on the close of business, Wednesday, April 15, 2015.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits.

Exhibit 99.1:	Press release dated March 16, 2015 of American Vanguard Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, American Vanguard Corporation has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN VANGUARD CORPORATION

Date: March 17, 2015

	By:	/s/ Timothy J. Donnelly
Timothy J. Donnelly
Chief Administrative Officer, General Counsel
& Secretary

INDEX TO EXHIBITS

Exhibit No.	Description

Exhibit 99.1	Press release of American Vanguard Corporation dated March 16, 2015.